UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04282

Name of Fund: BlackRock Natural Resources Trust

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Natural

              Resources Trust, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2015

Date of reporting period: 07/31/2015

Item 1 – Report to Stockholders

JULY 31, 2015

ANNUAL REPORT

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	JULY 31, 2015

The Markets in Review

Dear Shareholder,

Diverging monetary policies and shifting economic outlooks between regions were the broader themes underlying market conditions during the 12-month period ended July 31, 2015. The period began with investors caught between the forces of low interest rates and an improving U.S. economy, high asset valuations, oil price instability and lingering geopolitical risks in Ukraine and the Middle East. As U.S. growth picked up considerably in the fourth quarter of 2014, the broader global economy showed signs of slowing. Investors favored the stability of U.S. assets despite uncertainty as to when the Federal Reserve (the “Fed”) would raise short-term interest rates. International markets continued to struggle even as the European Central Bank and the Bank of Japan eased monetary policy. Oil prices plummeted in late 2014 due to a global supply-and-demand imbalance, sparking a sell-off in energy-related assets and putting stress on emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields had become attractive as compared to the even lower yields on international sovereign debt.

Equity markets reversed in early 2015, with international markets outperforming the United States as global risks abated. Investors had held high expectations for the U.S. economy, but a harsh winter and west coast port strike brought disappointing first-quarter data and high valuations took their toll on U.S. stocks, while bond yields fell to extreme lows. (Bond prices rise as yields fall.) In contrast, economic reports in Europe and Asia easily beat investors’ very low expectations, and accommodative policies from central banks in those regions helped international equities rebound. Oil prices stabilized, providing some relief for emerging market stocks, although a stronger U.S. dollar continued to be a headwind for the asset class.

U.S. economic data regained momentum in the second quarter, helping U.S. stocks resume an upward path, although meaningful strength in the labor market underscored the likelihood that the Fed would raise short-term rates before the end of 2015 and bond yields moved swiftly higher. The month of June brought a sharp, but temporary, sell-off across most asset classes as Greece’s long-brewing debt troubles came to an impasse and investors feared the consequences should Greece leave the eurozone. Adding to global worries was a massive correction in Chinese equity prices despite policymakers’ attempts to stabilize the market. As these concerns abated in the later part of July, developed markets rebounded with the help of solid corporate earnings. Emerging markets, however, continued to slide as Chinese equities remained highly volatile and growth estimates for many emerging economies were revised lower. Bond markets moved back into positive territory as softer estimates for global growth and the return of falling commodity prices caused yields to move lower.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of July 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.55%	11.21%
U.S. small cap equities (Russell 2000® Index)	6.98	12.03
International equities (MSCI Europe, Australasia, Far East Index)	7.19	(0.28)
Emerging market equities (MSCI Emerging Markets Index)	(4.76)	(13.38)
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.00	0.01
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(3.64)	5.32
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	(1.47)	2.82
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(0.97)	3.50
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.27	0.37
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of July 31, 2015	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2015, all of the Fund’s share classes outperformed the Fund’s benchmark, the Russell 1000® Value Index, except for the Fund’s Investor B Shares, which performed in-line. For the same period, the Fund underperformed the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

•

The largest contributor to relative performance for the period was a combination of stock selection and an underweight in the energy sector. Notably, an underweight in the oil & gas exploration & production industry proved beneficial amid the sharp decline in the price of crude oil. Additionally, an overweight in the refiner Marathon Oil Corp. added significantly to relative performance. Stock selection in industrials also contributed positively as overweight allocations in Northrop Grumman Corp., Raytheon Co. and Lockheed Martin Corp. outperformed on stronger-than-expected earnings and optimistic earnings forecasts. Within consumer discretionary, robust earnings and macroeconomic tailwinds continued to drive outperformance by non-benchmark holding The Home Depot, Inc. Additionally, stock selection within consumer staples and utilities added modestly to relative results.

•

The largest detractor from relative return during the period came from a combination of stock selection and an underweight in the health care providers & services industry. Broadly, the health care providers & services industry has benefited from improving sentiment, continued below-normal utilization and rising enrollments under the Affordable Care Act. However, benchmark constituents including Cigna Corporation, Aetna, Inc. and Humana Inc. owed their outperformance in part to merger and acquisition transactions. In addition, a combination of stock selection and an underweight allocation to financials detracted from relative performance, as an underweight in diversified financial services companies and stock selection within insurers proved costly. Lastly, stock selection in information technology (“IT”) and an overweight in materials detracted from relative return.

Describe recent portfolio activity.

•

During the 12-month period, the Fund was positioned to take advantage of the slowly improving domestic economy and the higher (but not exceedingly high) interest rate environment that the investment manager foresees as unfolding over time. Toward that end, the Fund’s exposure to the health care, financials and IT sectors was raised. The Fund’s allocation in health care was increased by initiating positions in the managed care providers UnitedHealth Group, Inc. and Anthem, Inc. Within financials, exposure was boosted via new positions in The Goldman Sachs Group, Inc. and American International Group, Inc. The Fund’s bank exposure was also increased through additions to existing positions in Bank of America Corp., Citigroup, Inc. and JPMorgan Chase & Co. Lastly, within IT the Fund initiated positions in Samsung Electronics Co. Ltd. and Oracle Corporation. Conversely, exposure to the consumer discretionary, energy and consumer staples sectors was selectively reduced. Notable sales from the portfolio included The Walt Disney Company, Johnson Controls, Inc., Enbridge, Inc. and Kimberly-Clark Corporation.

Describe portfolio positioning at period end.

•

The Fund’s largest allocations were in the financials, industrials and health care sectors. Relative to the benchmark, the largest overweight positions were in industrials, consumer discretionary and health care. Conversely, the largest relative underweight positions were in the energy, financials and IT sectors.

•

In addition to company fundamentals, the investment advisor continues to assess the interest rate environment and inflation indicators, while monitoring overall levels of domestic equity valuation and market volatility. At period end the Fund was positioned with careful consideration of capital preservation and growth of income.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	ANNUAL REPORT	JULY 31, 2015

BlackRock Equity Dividend Fund

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments
JPMorgan Chase & Co.	4%
Wells Fargo & Co.	4
Citigroup Inc.	3
Home Depot Inc.	3
Pfizer Inc.	3
General Electric Co.	3
Exxon Mobil Corp.	2
Merck & Co. Inc.	2
UnitedHealth Group Inc.	2
Microsoft Corp.	2

Sector Allocation	Percent of Long-Term Investments
Financials	27%
Industrials	14
Health Care	14
Energy	9
Information Technology	8
Consumer Discretionary	8
Consumer Staples	8
Utilities	5
Materials	4
Telecommunication Services	3

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	JULY 31, 2015	5

BlackRock Equity Dividend Fund

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	This unmanaged index is a subset of the Russell 1000® Index that consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.

Performance Summary for the Period Ended July 31, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.54%	7.55%	N/A	13.15%	N/A	8.06%	N/A
Service	5.32	7.19	N/A	12.81	N/A	7.77	N/A
Investor A	5.36	7.25	1.62%	12.84	11.63%	7.77	7.19%
Investor B	4.96	6.38	1.88	11.96	11.71	7.09	7.09
Investor C	5.01	6.51	5.51	12.03	12.03	6.98	6.98
Investor C1	5.07	6.69	5.69	12.23	12.23	7.20	7.20
Class R	5.20	6.96	N/A	12.49	N/A	7.45	N/A
S&P 500® Index	6.55	11.21	N/A	16.24	N/A	7.73	N/A
Russell 1000® Value Index	3.98	6.40	N/A	15.08	N/A	6.79	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$1,055.40	$3.52	$1,000.00	$1,021.37	$3.46	0.69%
Service	$1,000.00	$1,053.20	$5.09	$1,000.00	$1,019.84	$5.01	1.00%
Investor A	$1,000.00	$1,053.60	$4.89	$1,000.00	$1,020.03	$4.81	0.96%
Investor B	$1,000.00	$1,049.60	$8.64	$1,000.00	$1,016.36	$8.50	1.70%
Investor C	$1,000.00	$1,050.10	$8.44	$1,000.00	$1,016.56	$8.30	1.66%
Investor C1	$1,000.00	$1,050.70	$7.53	$1,000.00	$1,017.46	$7.40	1.48%
Class R	$1,000.00	$1,052.00	$6.51	$1,000.00	$1,018.45	$6.41	1.28%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

6	ANNUAL REPORT	JULY 31, 2015

Fund Summary as of July 31, 2015	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended July 31, 2015, the Fund underperformed its benchmark, the MSCI Natural Resources Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the MSCI Natural Resources Index.

What factors influenced performance?

•

Underperformance over the 12-month period was largely due to the Fund’s exposure to oil & gas . The largest detractor from performance came from an overweight position in the oil & gas exploration & production industry, which declined significantly due to the sharp sell-off in crude oil prices. In addition, an overweight in the oil & gas equipment & services industry and an underweight in the chemicals industry detracted from relative return. Lastly, an underweight position in multi-utilities also weighed on relative performance during the period.

•

The largest contributor to relative performance during the period was the Fund’s large underweight allocation in the metals & mining industry. This was followed by strong stock selection within both the oil & gas exploration & production industry and the oil & gas equipment & services industry. Lastly, the Fund’s cash position contributed positively to performance.

Describe recent portfolio activity.

•	During the 12-month period, there was limited portfolio activity given the Fund’s fundamental long-term investment horizon.

Describe portfolio positioning at period end.

•

The Fund remained dually focused on company fundamentals and longer-term industry trends within the energy and materials sectors. Despite the recent declines in energy and commodity prices, exposure to these sectors remains important over the long term given the diversity, pricing power and potential inflation benefits naturally embedded within industry participants.

•

The Fund was substantially overweight relative to its benchmark in the energy exploration & production industry, and in general was more heavily allocated to oil-weighted companies as opposed to those levered to natural gas. Additionally, the Fund maintained significant weightings in integrated oil and large-cap servicers due to their diverse revenue streams and balance sheet strength.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

EOG Resources Inc.	8%
Exxon Mobil Corp.	6
Schlumberger Ltd.	4
Chevron Corp.	4
Occidental Petroleum Corp.	4
Suncor Energy Inc.	4
Anadarko Petroleum Corp.	4
Marathon Petroleum Corp.	3
Devon Energy Corp.	3
Halliburton Co.	3

Industry Allocation	Percent of Long-Term Investments

Oil & Gas Exploration & Production	27%
Oil, Gas & Consumable Fuels	22
Integrated Oil & Gas	17
Energy Equipment & Services	12
Metals & Mining	6
Oil & Gas Equipment & Services	4
Canadian Independents	3
Refining, Marketing & Transport	2
Chemicals	2
Oil & Gas Drilling	2
Utilities	1
Oil & Gas Producers	1
Gold	1

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

ANNUAL REPORT	JULY 31, 2015	7

BlackRock Natural Resources Trust

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

[3]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[4]	This unmanaged index is an index consisting primarily of equity securities of companies engaged in the natural resources industry.

Performance Summary for the Period Ended July 31, 2015

		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.35)%	(32.68)%	N/A	0.25%	N/A	3.00%	N/A
Investor A	(9.47)	(32.87)	(36.40)%	(0.02)	(1.09)%	2.72	2.17%
Investor B	(9.82)	(33.41)	(36.10)	(0.81)	(1.17)	2.09	2.09
Investor C	(9.82)	(33.38)	(33.98)	(0.80)	(0.80)	1.92	1.92
S&P 500® Index	6.55	11.21	N/A	16.24	N/A	7.73	N/A
MSCI Natural Resources Index	(5.47)	(20.92)	N/A	3.61	N/A	4.72	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[7]
	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value February 1, 2015	Ending Account Value July 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
Institutional	$1,000.00	$906.50	$3.97	$1,000.00	$1,020.63	$4.21	0.84%
Investor A	$1,000.00	$905.30	$5.20	$1,000.00	$1,019.34	$5.51	1.10%
Investor B	$1,000.00	$901.80	$9.10	$1,000.00	$1,015.22	$9.64	1.93%
Investor C	$1,000.00	$901.80	$8.91	$1,000.00	$1,015.42	$9.44	1.89%

[6]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

8	ANNUAL REPORT	JULY 31, 2015

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are available only to eligible investors. Prior to October 2, 2006, Service Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Service Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C1 Share fees.

•

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These Shares are available only to certain employer-sponsored retirement plans.

Investor B and C1 Shares are only available through distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived a portion of the Funds’ expenses. Without such waiver, the Funds’ performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

ANNUAL REPORT	JULY 31, 2015	9

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on February 1, 2015 and held through July 31, 2015) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments July 31, 2015	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 7.5%
Honeywell International, Inc.	3,534,897	$371,340,930
Lockheed Martin Corp.	1,759,760	364,446,296
Northrop Grumman Corp.	2,262,422	391,421,630
Raytheon Co.	4,647,829	507,031,666
United Technologies Corp.	2,487,274	249,498,455

		1,883,738,977
Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	2,652,902	271,551,049
Banks — 16.1%
Bank of America Corp.	17,684,976	316,207,371
Citigroup, Inc.	14,103,338	824,481,139
JPMorgan Chase & Co.	15,109,460	1,035,451,294
SunTrust Banks, Inc.	10,473,713	464,404,434
US Bancorp	9,257,453	418,529,450
Wells Fargo & Co.	16,541,365	957,248,793

		4,016,322,481
Beverages — 1.7%
The Coca-Cola Co.	6,114,147	251,169,159
Diageo PLC	6,663,497	186,796,058

		437,965,217
Capital Markets — 2.2%
The Goldman Sachs Group, Inc.	1,299,078	266,401,925
Morgan Stanley	7,309,701	283,908,787

		550,310,712
Chemicals — 2.5%
The Chemours Co.	1,074,878	11,737,668
The Dow Chemical Co.	3,565,706	167,802,124
E.I. du Pont de Nemours & Co.	5,352,892	298,477,258
Praxair, Inc.	1,328,504	151,635,447

		629,652,497
Commercial Services & Supplies — 0.4%
Tyco International PLC	2,757,718	104,765,707
Communications Equipment — 2.1%
Motorola Solutions, Inc.	2,877,973	173,138,855
QUALCOMM, Inc.	5,333,307	343,411,638

		516,550,493
Consumer Finance — 0.6%
American Express Co.	1,935,343	147,202,189
Diversified Financial Services — 0.9%
CME Group, Inc.	2,349,603	225,655,872
Diversified Telecommunication Services — 1.9%
BCE, Inc.	1,639,068	67,431,257
Verizon Communications, Inc.	8,705,002	407,307,044

		474,738,301
Electric Utilities — 1.9%
Eversource Energy	2,176,901	108,235,518
ITC Holdings Corp.	1,921,707	64,915,262
NextEra Energy, Inc.	2,779,621	292,416,129

		465,566,909
Electrical Equipment — 0.4%
Rockwell Automation, Inc.	832,179	$97,181,864
Energy Equipment & Services — 0.5%
Schlumberger Ltd.	1,476,717	122,301,702
Food & Staples Retailing — 1.3%
The Kroger Co.	8,594,496	337,248,023
Food Products — 0.6%
Mondelez International, Inc., Class A	3,155,243	142,396,116
Health Care Equipment & Supplies — 1.1%
Abbott Laboratories	2,138,771	108,414,302
Becton Dickinson & Co.	1,055,462	160,588,543

		269,002,845
Health Care Providers & Services — 4.0%
Anthem, Inc.	1,316,457	203,089,821
Quest Diagnostics, Inc.	3,372,328	248,911,530
UnitedHealth Group, Inc.	4,437,711	538,738,115

		990,739,466
Hotels, Restaurants & Leisure — 0.8%
McDonald’s Corp.	1,943,802	194,108,068
Household Products — 1.9%
The Procter & Gamble Co.	5,705,326	437,598,504
Unilever NV — NY Shares	1,196,360	53,632,819

		491,231,323
Industrial Conglomerates — 3.2%
3M Co.	1,145,656	173,383,579
General Electric Co.	24,032,785	627,255,689

		800,639,268
Insurance — 6.2%
ACE Ltd.	2,306,687	250,898,345
American International Group, Inc.	5,320,973	341,180,789
MetLife, Inc.	5,740,127	319,954,679
Prudential Financial, Inc.	3,470,445	306,648,520
The Travelers Cos., Inc.	3,084,329	327,308,993

		1,545,991,326
IT Services — 0.6%
International Business Machines Corp.	948,328	153,619,653
Media — 1.7%
Comcast Corp., Special Class A	6,690,877	417,109,272
Metals & Mining — 0.4%
BHP Billiton Ltd.	4,714,156	91,018,121
Multi-Utilities — 2.5%
CMS Energy Corp.	3,149,300	107,895,018
Dominion Resources, Inc.	3,712,740	266,203,458
Sempra Energy	1,324,608	134,818,602
WEC Energy Group, Inc.	2,252,552	110,375,048

		619,292,126
Multiline Retail — 1.6%
Dollar General Corp.	4,997,100	401,616,927

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	11

Portfolio Abbreviations

ADR	American Depositary Receipts

Schedule of Investments (continued)	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels — 7.8%
Chevron Corp.	1,340,815	$118,635,311
ConocoPhillips	1,832,474	92,246,741
Exxon Mobil Corp.	6,934,337	549,268,834
Marathon Oil Corp.	5,397,501	113,401,496
Marathon Petroleum Corp.	5,507,768	301,109,677
Occidental Petroleum Corp.	4,649,729	326,410,976
Spectra Energy Corp.	3,050,476	92,307,404
Total SA — ADR	7,223,936	356,067,805

		1,949,448,244
Paper & Forest Products — 1.0%
International Paper Co.	5,020,720	240,341,866
Pharmaceuticals — 8.7%
AbbVie, Inc.	2,138,771	149,735,358
Bristol-Myers Squibb Co.	6,162,797	404,525,995
Johnson & Johnson	4,125,342	413,400,522
Merck & Co., Inc.	9,173,930	540,894,913
Pfizer, Inc.	18,123,887	653,547,365

		2,162,104,153
Professional Services — 0.4%
Nielsen NV	2,091,488	101,353,508
Real Estate Investment Trusts (REITs) — 0.4%
Weyerhaeuser Co.	3,482,502	106,877,986
Road & Rail — 0.8%
Union Pacific Corp.	2,161,429	210,933,856
Semiconductors & Semiconductor Equipment — 2.5%
Intel Corp.	16,077,065	465,431,032
Samsung Electronics Co. Ltd.	163,670	166,052,390

		631,483,422
Software — 2.7%
Microsoft Corp.	11,380,893	$531,487,703
Oracle Corp.	3,646,000	145,621,240

		677,108,943
Specialty Retail — 3.5%
The Gap, Inc.	4,892,500	178,478,400
The Home Depot, Inc.	5,861,724	685,997,560

		864,475,960
Tobacco — 1.8%
Altria Group, Inc.	2,908,229	158,149,493
Philip Morris International, Inc.	1,383,940	118,368,388
Reynolds American, Inc.	1,914,475	164,242,677

		440,760,558
Water Utilities — 0.7%
American Water Works Co., Inc.	3,619,174	187,871,322
Wireless Telecommunication Services — 0.5%
SK Telecom Co. Ltd.	544,210	116,794,927
Total Long-Term Investments (Cost — $16,717,522,804) — 96.5%		24,087,071,249

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (a)(b)	870,929,449	870,929,449
Total Short-Term Securities (Cost — $870,929,449) — 3.5%		870,929,449
Total Investments (Cost — $17,588,452,253) — 100.0%		24,958,000,698
Liabilities in Excess of Other Assets — (0.0)%		(11,481,626)

Net Assets — 100.0%		$24,946,519,072

Notes to Schedule of Investments

(a)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940 act, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2014	Net Activity	Shares/Beneficial Interest Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	85,056,698	785,872,751	870,929,449	$504,871
BlackRock Liquidity Series, LLC, Money Market Series	—	—	—	$166,519	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of other fees and collateral investment expenses, and other payments to and from borrowers of securities.

(b)	Represents the current yield as of report date.

See Notes to Financial Statements.

12	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Aerospace & Defense	$1,883,738,977	—	—	$1,883,738,977
Air Freight & Logistics	271,551,049	—	—	271,551,049
Banks	4,016,322,481	—	—	4,016,322,481
Beverages	251,169,159	$186,796,058	—	437,965,217
Capital Markets	550,310,712	—	—	550,310,712
Chemicals	629,652,497	—	—	629,652,497
Commercial Services & Supplies	104,765,707	—	—	104,765,707
Communications Equipment	516,550,493	—	—	516,550,493
Consumer Finance	147,202,189	—	—	147,202,189
Diversified Financial Services	225,655,872	—	—	225,655,872
Diversified Telecommunication Services	474,738,301	—	—	474,738,301
Electric Utilities	465,566,909	—	—	465,566,909
Electrical Equipment	97,181,864	—	—	97,181,864
Energy Equipment & Services	122,301,702	—	—	122,301,702
Food & Staples Retailing	337,248,023	—	—	337,248,023
Food Products	142,396,116	—	—	142,396,116
Health Care Equipment & Supplies	269,002,845	—	—	269,002,845
Health Care Providers & Services	990,739,466	—	—	990,739,466
Hotels, Restaurants & Leisure	194,108,068	—	—	194,108,068
Household Products	491,231,323	—	—	491,231,323
Industrial Conglomerates	800,639,268	—	—	800,639,268
Insurance	1,545,991,326	—	—	1,545,991,326
IT Services	153,619,653	—	—	153,619,653
Media	417,109,272	—	—	417,109,272
Metals & Mining	—	91,018,121	—	91,018,121
Multi-Utilities	619,292,126	—	—	619,292,126
Multiline Retail	401,616,927	—	—	401,616,927
Oil, Gas & Consumable Fuels	1,949,448,244	—	—	1,949,448,244
Paper & Forest Products	240,341,866	—	—	240,341,866
Pharmaceuticals	2,162,104,153	—	—	2,162,104,153
Professional Services	101,353,508	—	—	101,353,508
Real Estate Investment Trusts (REITs)	106,877,986	—	—	106,877,986
Road & Rail	210,933,856	—	—	210,933,856
Semiconductors & Semiconductor Equipment	465,431,032	166,052,390	—	631,483,422
Software	677,108,943	—	—	677,108,943
Specialty Retail	864,475,960	—	—	864,475,960
Tobacco	440,760,558	—	—	440,760,558
Water Utilities	187,871,322	—	—	187,871,322
Wireless Telecommunication Services	—	116,794,927	—	116,794,927
Short-Term Securities	870,929,449	—	—	870,929,449

Total	$24,397,339,202	$560,661,496	—	$24,958,000,698

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, foreign currency at value of $1,168 is categorized as Level 1 within the disclosure hierarchy.

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	13

Schedule of Investments July 31, 2015	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Canadian Independents — 3.0%
Canadian Natural Resources Ltd.	267,500	$6,528,730
Crew Energy, Inc. (a)	278,300	1,021,401
Encana Corp.	76,322	580,067
Husky Energy, Inc.	87,100	1,590,357
Paramount Resources Ltd., Class A (a)	24,100	363,016

		10,083,571
Chemicals — 1.8%
The Chemours Co.	11,700	127,764
E.I. du Pont de Nemours & Co.	61,900	3,451,544
Praxair, Inc.	20,900	2,385,526

		5,964,834
Energy Equipment & Services — 11.4%
Cameron International Corp. (a)	126,900	6,403,374
Dril-Quip, Inc. (a)	71,800	4,193,838
Halliburton Co.	241,200	10,079,748
National Oilwell Varco, Inc.	63,701	2,683,723
Rowan Cos. PLC, Class A	74,500	1,283,635
Schlumberger Ltd.	153,215	12,689,266
Seahawk Drilling, Inc.	4,713	6,033
Trican Well Service Ltd.	85,000	182,628
Weatherford International PLC (a)	95,752	1,022,631

		38,544,876
Gold — 0.5%
Eldorado Gold Corp.	460,500	1,584,471
Integrated Oil & Gas — 15.9%
Chevron Corp.	139,291	12,324,468
ConocoPhillips	68,175	3,431,929
Exxon Mobil Corp.	231,090	18,304,639
Hess Corp.	117,600	6,939,576
Marathon Oil Corp.	194,300	4,082,243
Murphy Oil Corp.	58,700	1,924,773
Total SA — ADR	140,500	6,925,245

		53,932,873
Metals & Mining — 5.5%
BHP Billiton Ltd.	131,600	2,540,855
First Quantum Minerals Ltd.	267,211	2,135,073
Franco-Nevada Corp.	75,000	3,045,074
Goldcorp, Inc.	215,382	2,873,736
HudBay Minerals, Inc.	159,100	1,025,510
Newcrest Mining Ltd. (a)	181,800	1,503,794
Newmont Mining Corp.	35,400	607,818
Southern Copper Corp.	152,354	4,244,582
Vale SA — ADR	143,300	753,758

		18,730,200
Oil & Gas Drilling — 1.7%
Helmerich & Payne, Inc.	97,100	5,606,554
Oil & Gas Equipment & Services — 3.5%
Baker Hughes, Inc.	93,580	5,441,677
FMC Technologies, Inc. (a)	193,000	6,322,680

		11,764,357
Oil & Gas Exploration & Production — 25.2%
Anadarko Petroleum Corp.	161,200	11,985,220
Antero Resources Corp. (a)	29,100	800,541
Apache Corp.	123,712	5,673,433
Cabot Oil & Gas Corp.	366,800	9,595,488
Common Stocks	Shares	Value
Oil & Gas Exploration & Production (concluded)
Carrizo Oil & Gas, Inc. (a)	84,100	$3,206,733
Cimarex Energy Co.	55,594	5,788,447
Devon Energy Corp.	214,198	10,585,665
Kosmos Energy Ltd. (a)	195,700	1,409,040
Newfield Exploration Co. (a)	77,300	2,534,667
Noble Energy, Inc.	162,600	5,728,398
Occidental Petroleum Corp.	173,200	12,158,640
Pioneer Natural Resources Co.	67,700	8,582,329
Range Resources Corp.	157,400	6,192,116
Southwestern Energy Co. (a)	47,800	889,080

		85,129,797
Oil & Gas Producers — 0.6%
Whiting Petroleum Corp. (a)	107,400	2,200,626
Oil, Gas & Consumable Fuels — 20.7%
Cenovus Energy, Inc.	139,922	2,039,159
CNOOC Ltd. — ADR	13,300	1,631,245
CONSOL Energy, Inc.	68,800	1,136,576
EOG Resources, Inc.	312,780	24,143,488
EQT Corp.	118,400	9,099,040
Marathon Petroleum Corp.	199,800	10,923,066
MEG Energy Corp.	49,400	529,562
Murphy USA, Inc. (a)	32,675	1,789,283
Phillips 66	68,737	5,464,592
Suncor Energy, Inc.	431,104	12,143,496
Surge Energy, Inc.	272,700	494,169
Uranium Energy Corp. (a)	261,724	350,710
Vaalco Energy, Inc. (a)	205,400	271,128

		70,015,514
Refining, Marketing & Transport — 2.2%
Valero Energy Corp.	115,200	7,557,120
Utilities — 0.7%
The Williams Cos., Inc.	48,500	2,545,280
Total Common Stocks — 92.7%		313,660,073

Investment Companies — 0.3%
Sprott Physical Silver Trust (a)	187,400	1,060,684
Total Long-Term Investments (Cost — $174,484,882) — 93.0%		314,720,757

Short-Term Securities
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.08% (b)(c)	23,865,097	23,865,097
Total Short-Term Securities (Cost — $23,865,097) — 7.1%		23,865,097
Total Investments (Cost — $198,349,979) — 100.1%		338,585,854
Liabilities in Excess of Other Assets — (0.1)%		(412,153)

Net Assets — 100.0%		$338,173,701

See Notes to Financial Statements.

14	ANNUAL REPORT	JULY 31, 2015

Schedule of Investments (concluded)	BlackRock Natural Resources Trust

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	During the year ended July 31, 2015, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at July 31, 2014	Net Activity	Shares/Beneficial Interest Held at July 31, 2015	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	4,339,592	19,525,505	23,865,097	$10,017
BlackRock Liquidity Series, LLC, Money Market Series	$2,180,425	$(2,180,425)	—	$5,760	[1]

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of other fees and collateral investment expenses, and other payments to and from borrowers of securities.

(c)	Represents the current yield as of report date.

Fair Value Hierarchy as of July 31, 2015

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments
Common Stocks:
Canadian Independents	$10,083,571	—	—	$10,083,571
Chemicals	5,964,834	—	—	5,964,834
Energy Equipment & Services	38,538,843	$6,033	—	38,544,876
Gold	1,584,471	—	—	1,584,471
Integrated Oil & Gas	53,932,873	—	—	53,932,873
Metals & Mining	14,685,551	4,044,649	—	18,730,200
Oil & Gas Drilling	5,606,554	—	—	5,606,554
Oil & Gas Equipment & Services	11,764,357	—	—	11,764,357
Oil & Gas Exploration & Production	85,129,797	—	—	85,129,797
Oil & Gas Producers	2,200,626	—	—	2,200,626
Oil, Gas & Consumable Fuels	69,135,242	880,272	—	70,015,514
Refining, Marketing & Transport	7,557,120	—	—	7,557,120
Utilities	2,545,280	—	—	2,545,280
Investment Companies	1,060,684	—	—	1,060,684
Short-Term Securities	23,865,097	—	—	23,865,097

Total	$333,654,900	$4,930,954	—	$338,585,854

The Fund may hold assets in which the fair value approximates the carrying amount for financial statement purposes. As of July 31, 2015, foreign currency at value of $574 is categorized as Level 1 within the disclosure hierarchy.

During the year ended July 31, 2015, there were no transfers between levels.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	15

Statements of Assets and Liabilities

July 31, 2015	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Assets
Investments at value — unaffiliated[1]	$24,087,071,249	$314,720,757
Investments at value — affiliated[2]	870,929,449	23,865,097
Receivables:
Investments sold	43,220,071	—
Dividends	21,902,764	188,180
Capital shares sold	20,816,859	806,823
Securities lending income — affiliated	—	156
Foreign currency at value[3]	1,168	574
Prepaid expenses	234,691	33,479

Total assets	25,044,176,251	339,615,066

Liabilities
Payables:
Capital shares redeemed	68,204,113	903,974
Transfer agent fees	11,953,932	186,254
Investment advisory fees	11,126,820	180,073
Service and distribution fees	4,880,337	97,075
Other affiliates	150,185	2,152
Officer’s and Trustees’ fees	59,667	6,097
Other accrued expenses	1,282,125	65,740

Total liabilities	97,657,179	1,441,365

Net Assets	$24,946,519,072	$338,173,701

Net Assets Consist of
Paid-in capital	$15,196,120,082	$180,849,649
Undistributed (distributions in excess of) net investment income	9,088,075	(1,561,828)
Accumulated net realized gain	2,371,783,881	18,650,067
Net unrealized appreciation (depreciation)	7,369,527,034	140,235,813

Net Assets	$24,946,519,072	$338,173,701

[1] Investments at cost — unaffiliated	$16,717,522,804	$174,484,882
[2] Investments at cost — affiliated	$870,929,449	$23,865,097
[3] Foreign currency at cost	$1,173	$574

See Notes to Financial Statements.

16	ANNUAL REPORT	JULY 31, 2015

Statements of Assets and Liabilities (concluded)

July 31, 2015	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Net Asset Value
Institutional:
Net assets	$13,242,101,290	$80,863,743

Shares outstanding[4]	531,025,722	1,719,581

Net asset value	$24.94	$47.03

Service:
Net assets	$99,271,274	—

Shares outstanding[4]	3,992,900	—

Net asset value	$24.86	—

Investor A:
Net assets	$7,226,832,914	$198,815,678

Shares outstanding[4]	290,443,628	4,360,680

Net asset value	$24.88	$45.59

Investor B:
Net assets	$21,394,503	$1,468,209

Shares outstanding[4]	851,862	36,507

Net asset value	$25.11	$40.22

Investor C:
Net assets	$3,361,650,876	$57,026,071

Shares outstanding[4]	138,509,108	1,444,590

Net asset value	$24.27	$39.48

Investor C1:
Net assets	$7,340,380	—

Shares outstanding[4]	302,782	—

Net asset value	$24.24	—

Class R:
Net assets	$987,927,835	—

Shares outstanding[4]	39,508,736	—

Net asset value	$25.01	—

[4] Unlimited number of shares authorized, $0.10 par value.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	17

Statements of Operations

Year Ended July 31, 2015	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

Investment Income
Dividends — unaffiliated	$722,998,829	$7,635,076
Dividends — affiliated	504,871	10,017
Securities lending — affiliated — net	166,519	5,760
Foreign taxes withheld	(7,383,931)	(299,238)

Total income	716,286,288	7,351,615

Expenses
Investment advisory	151,855,019	2,560,297
Service — Service	643,624	—
Service — Investor A	20,952,794	606,853
Service and distribution — Investor B	281,859	24,564
Service and distribution — Investor C	34,941,151	726,938
Service and distribution — Investor C1	60,452	—
Service and distribution — Class R	5,633,930	—
Transfer agent — Institutional	19,507,159	149,182
Transfer agent — Service	518,910	—
Transfer agent — Investor A	12,934,537	382,402
Transfer agent — Investor B	43,455	6,050
Transfer agent — Investor C	3,577,553	136,323
Transfer agent — Investor C1	9,024	—
Transfer agent — Class R	2,430,152	—
Accounting services	2,978,156	98,392
Custodian	1,249,846	33,091
Printing	549,674	28,785
Professional	540,646	117,677
Registration	492,615	85,161
Officer and Trustees	372,177	23,982
Miscellaneous	433,869	25,792

Total expenses	260,006,602	5,005,489
Less fees waived by the Manager	(1,527,967)	(8,780)
Less fees paid indirectly	(156)	(9)

Total expenses after fees waived and paid indirectly	258,478,479	4,996,700

Net investment income	457,807,809	2,354,915

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	3,342,568,542	22,075,683
Foreign currency transactions	(3,400,679)	(22,832)

	3,339,167,863	22,052,851

Net change in unrealized appreciation (depreciation) on:
Investments	(1,761,798,882)	(197,198,286)
Foreign currency translations	(21,408)	8

	(1,761,820,290)	(197,198,278)

Net realized and unrealized gain (loss)	1,577,347,573	(175,145,427)

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,035,155,382	$(172,790,512)

See Notes to Financial Statements.

18	ANNUAL REPORT	JULY 31, 2015

Statements of Changes in Net Assets	BlackRock Equity Dividend Fund

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$457,807,809	$533,972,710
Net realized gain	3,339,167,863	272,065,530
Net change in unrealized appreciation (depreciation)	(1,761,820,290)	2,403,283,780

Net increase in net assets resulting from operations	2,035,155,382	3,209,322,020

Distributions to Shareholders From[1]
Net investment income:
Institutional	(274,869,937)	(295,768,757)
Service	(3,822,640)	(5,359,779)
Investor A	(131,790,737)	(187,267,755)
Investor B	(210,735)	(387,871)
Investor C	(33,474,244)	(38,884,066)
Investor C1	(86,938)	(102,332)
Class R	(14,245,399)	(17,908,936)
Net realized gain:
Institutional	(655,224,706)	(13,391,696)
Service	(11,735,392)	(301,877)
Investor A	(360,625,429)	(9,793,847)
Investor B	(1,290,098)	(38,713)
Investor C	(154,480,564)	(3,156,741)
Investor C1	(336,253)	(7,242)
Class R	(50,501,947)	(1,135,064)

Decrease in net assets resulting from distributions to shareholders	(1,692,695,019)	(573,504,676)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,122,723,571)	(2,795,106,790)

Net Assets
Total decrease in net assets	(4,780,263,208)	(159,289,446)
Beginning of year	29,726,782,280	29,886,071,726

End of year	$24,946,519,072	$29,726,782,280

Undistributed net investment income, end of year	$9,088,075	$13,181,575

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	19

Statements of Changes in Net Assets	BlackRock Natural Resources Trust

	Year Ended July 31,
Increase (Decrease) in Net Assets:	2015	2014

Operations
Net investment income	$2,354,915	$1,607,567
Net realized gain	22,052,851	34,553,505
Net change in unrealized appreciation (depreciation)	(197,198,278)	58,434,988

Net increase (decrease) in net assets resulting from operations	(172,790,512)	94,596,060

Distributions to Shareholders From[1]
Net investment income:
Institutional	(630,696)	(607,459)
Investor A	(1,077,452)	(1,130,822)
Investor B	(2,489)	(2,149)
Investor C	(139,363)	(109,172)
Net realized gain:
Institutional	(8,497,039)	(788,301)
Investor A	(18,561,542)	(1,936,403)
Investor B	(231,702)	(35,884)
Investor C	(6,555,562)	(670,277)

Decrease in net assets resulting from distributions to shareholders	(35,695,845)	(5,280,467)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(5,544,324)	(34,980,766)

Net Assets
Total increase (decrease) in net assets	(214,030,681)	54,334,827
Beginning of year	552,204,382	497,869,555

End of year	$338,173,701	$552,204,382

Distributions in excess of net investment income, end of year	$(1,561,828)	$(2,043,911)

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

20	ANNUAL REPORT	JULY 31, 2015

Financial Highlights	BlackRock Equity Dividend Fund

	Institutional
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.71	$22.64	$19.52	$18.17	$15.66

Net investment income[1]	0.47	0.48	0.48	0.43	0.37
Net realized and unrealized gain	1.34	2.10	3.12	1.34	2.53

Net increase from investment operations	1.81	2.58	3.60	1.77	2.90

Distributions from:[2]
Net investment income	(0.48)	(0.49)	(0.47)	(0.41)	(0.39)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.58)	(0.51)	(0.48)	(0.42)	(0.39)

Net asset value, end of year	$24.94	$24.71	$22.64	$19.52	$18.17

Total Return[3]
Based on net asset value	7.55%	11.49%	18.63%	9.90%	18.62%

Ratios to Average Net Assets
Total expenses	0.70%	0.70%	0.73%	0.71%	0.75%

Total expenses after fees waived and paid indirectly	0.69%	0.70%	0.72%	0.70%	0.75%

Net investment income	1.86%	2.00%	2.28%	2.34%	2.10%

Supplemental Data
Net assets, end of year (000)	$13,242,101	$14,595,350	$14,610,283	$11,068,796	$6,122,019

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	21

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Service
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.63	$22.56	$19.46	$18.12	$15.63

Net investment income[1]	0.39	0.40	0.42	0.37	0.33
Net realized and unrealized gain	1.33	2.10	3.10	1.36	2.51

Net increase from investment operations	1.72	2.50	3.52	1.73	2.84

Distributions from:[2]
Net investment income	(0.39)	(0.41)	(0.41)	(0.38)	(0.35)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.49)	(0.43)	(0.42)	(0.39)	(0.35)

Net asset value, end of year	$24.86	$24.63	$22.56	$19.46	$18.12

Total Return[3]
Based on net asset value	7.19%	11.17%	18.23%	9.68%	18.24%

Ratios to Average Net Assets
Total expenses	1.02%	1.01%	1.01%	1.02%	1.01%

Total expenses after fees waived and paid indirectly	1.01%	1.01%	1.01%	1.01%	1.01%

Net investment income	1.58%	1.69%	1.99%	2.00%	1.85%

Supplemental Data
Net assets, end of year (000)	$99,271	$295,017	$323,071	$207,027	$67,367

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

22	ANNUAL REPORT	JULY 31, 2015

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor A
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.65	$22.59	$19.48	$18.13	$15.63

Net investment income[1]	0.40	0.42	0.42	0.38	0.33
Net realized and unrealized gain	1.33	2.09	3.11	1.34	2.53

Net increase from investment operations	1.73	2.51	3.53	1.72	2.86

Distributions from:[2]
Net investment income	(0.40)	(0.43)	(0.41)	(0.36)	(0.36)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.50)	(0.45)	(0.42)	(0.37)	(0.36)

Net asset value, end of year	$24.88	$24.65	$22.59	$19.48	$18.13

Total Return[3]
Based on net asset value	7.25%	11.19%	18.31%	9.63%	18.28%

Ratios to Average Net Assets
Total expenses	0.97%	0.95%	0.99%	0.98%	1.03%

Total expenses after fees waived and paid indirectly	0.96%	0.95%	0.99%	0.98%	1.02%

Net investment income	1.61%	1.75%	2.03%	2.09%	1.85%

Supplemental Data
Net assets, end of year (000)	$7,226,833	$10,115,394	$10,573,927	$8,582,557	$5,852,184

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	23

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor B
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.86	$22.76	$19.62	$18.25	$15.73

Net investment income[1]	0.22	0.24	0.28	0.24	0.19
Net realized and unrealized gain	1.33	2.11	3.12	1.34	2.53

Net increase from investment operations	1.55	2.35	3.40	1.58	2.72

Distributions from:[2]
Net investment income	(0.20)	(0.23)	(0.25)	(0.20)	(0.20)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.30)	(0.25)	(0.26)	(0.21)	(0.20)

Net asset value, end of year	$25.11	$24.86	$22.76	$19.62	$18.25

Total Return[3]
Based on net asset value	6.38%	10.40%	17.41%	8.74%	17.35%

Ratios to Average Net Assets
Total expenses	1.72%	1.71%	1.73%	1.79%	1.81%

Total expenses after fees waived and paid indirectly	1.72%	1.71%	1.73%	1.79%	1.81%

Net investment income	0.87%	1.02%	1.33%	1.33%	1.10%

Supplemental Data
Net assets, end of year (000)	$21,395	$34,515	$44,315	$48,906	$55,195

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

24	ANNUAL REPORT	JULY 31, 2015

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.08	$22.08	$19.06	$17.76	$15.33

Net investment income[1]	0.22	0.24	0.27	0.24	0.19
Net realized and unrealized gain	1.31	2.05	3.04	1.31	2.47

Net increase from investment operations	1.53	2.29	3.31	1.55	2.66

Distributions from:[2]
Net investment income	(0.24)	(0.27)	(0.28)	(0.24)	(0.23)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.34)	(0.29)	(0.29)	(0.25)	(0.23)

Net asset value, end of year	$24.27	$24.08	$22.08	$19.06	$17.76

Total Return[3]
Based on net asset value	6.51%	10.43%	17.47%	8.80%	17.40%

Ratios to Average Net Assets
Total expenses	1.67%	1.67%	1.69%	1.73%	1.76%

Total expenses after fees waived and paid indirectly	1.66%	1.67%	1.68%	1.73%	1.75%

Net investment income	0.88%	1.02%	1.32%	1.33%	1.11%

Supplemental Data
Net assets, end of year (000)	$3,361,651	$3,476,705	$3,124,236	$2,245,569	$1,495,227

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	25

Financial Highlights (continued)	BlackRock Equity Dividend Fund

	Investor C1
	Year Ended July 31,			Period September 12, 2011[1] to July 31, 2012
	2015	2014	2013

Per Share Operating Performance
Net asset value, beginning of period	$24.06	$22.06	$19.03	$16.32

Net investment income[2]	0.26	0.28	0.32	0.22
Net realized and unrealized gain	1.30	2.05	3.03	2.78

Net increase (decrease) from investment operations	1.56	2.33	3.35	3.00

Distributions from:[3]
Net investment income	(0.28)	(0.31)	(0.31)	(0.28)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)

Total distributions	(1.38)	(0.33)	(0.32)	(0.29)

Net asset value, end of period	$24.24	$24.06	$22.06	$19.03

Total Return[4]
Based on net asset value	6.69%	10.63%	17.74%	18.51%	[5]

Ratios to Average Net Assets
Total expenses	1.49%	1.49%	1.46%	1.63%	[6]

Total expenses after fees waived and paid indirectly	1.48%	1.49%	1.45%	1.63%	[6]

Net investment income	1.07%	1.21%	1.59%	1.37%	[6]

Supplemental Data
Net assets, end of period (000)	$7,340	$7,680	$7,670	$7,255

Portfolio turnover rate	25%	6%	15%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

26	ANNUAL REPORT	JULY 31, 2015

Financial Highlights (concluded)	BlackRock Equity Dividend Fund

	Class R
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$24.76	$22.69	$19.57	$18.21	$15.71

Net investment income[1]	0.32	0.34	0.36	0.32	0.27
Net realized and unrealized gain	1.35	2.10	3.12	1.36	2.52

Net increase from investment operations	1.67	2.44	3.48	1.68	2.79

Distributions from:[2]
Net investment income	(0.32)	(0.35)	(0.35)	(0.31)	(0.29)
Net realized gain	(1.10)	(0.02)	(0.01)	(0.01)	—

Total distributions	(1.42)	(0.37)	(0.36)	(0.32)	(0.29)

Net asset value, end of year	$25.01	$24.76	$22.69	$19.57	$18.21

Total Return[3]
Based on net asset value	6.96%	10.83%	17.93%	9.33%	17.85%

Ratios to Average Net Assets
Total expenses	1.28%	1.27%	1.28%	1.31%	1.36%

Total expenses after fees waived and paid indirectly	1.28%	1.27%	1.28%	1.30%	1.34%

Net investment income	1.28%	1.43%	1.72%	1.76%	1.53%

Supplemental Data
Net assets, end of year (000)	$987,928	$1,202,121	$1,202,571	$902,790	$625,000

Portfolio turnover rate	25%	6%	15%	3%	5%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	27

Financial Highlights	BlackRock Natural Resources Trust

	Institutional
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$77.17	$64.89	$57.65	$69.76	$52.59

Net investment income[1]	0.53	0.45	0.48	0.33	0.16
Net realized and unrealized gain (loss)	(25.35)	12.61	7.21	(12.09)	17.01

Net increase (decrease) from investment operations	(24.82)	13.06	7.69	(11.76)	17.17

Distributions from:[2]
Net investment income	(0.37)	(0.34)	(0.45)	(0.35)	—
Net realized gain	(4.95)	(0.44)	—	—	—

Total distributions	(5.32)	(0.78)	(0.45)	(0.35)	—

Net asset value, end of year	$47.03	$77.17	$64.89	$57.65	$69.76

Total Return[3]
Based on net asset value	(32.68)%	20.31%	13.41%	(16.88)%	32.65%

Ratios to Average Net Assets
Total expenses	0.83%	0.80%	0.80%	0.85%	0.80%

Total expenses after fees waived and paid indirectly	0.83%	0.80%	0.80%	0.85%	0.79%

Net investment income	0.89%	0.64%	0.76%	0.56%	0.25%

Supplemental Data
Net assets, end of year (000)	$80,864	$142,323	$109,009	$102,940	$117,786

Portfolio turnover rate	6%	5%	1%	3%	2%

[1]	Based on average shares outsanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	JULY 31, 2015

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor A
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$75.12	$63.28	$56.14	$67.92	$51.34

Net investment income (loss)[1]	0.36	0.27	0.31	0.17	(0.01)
Net realized and unrealized gain (loss)	(24.65)	12.27	7.04	(11.78)	16.59

Net increase (decrease) from investment operations	(24.29)	12.54	7.35	(11.61)	16.58

Distributions from:[2]
Net investment income	(0.29)	(0.26)	(0.21)	(0.17)	—
Net realized gain	(4.95)	(0.44)	—	—	—

Total distributions	(5.24)	(0.70)	(0.21)	(0.17)	—

Net asset value, end of year	$45.59	$75.12	$63.28	$56.14	$67.92

Total Return[3]
Based on net asset value	(32.87)%	19.98%	13.11%	(17.11)%	32.29%

Ratios to Average Net Assets
Total expenses	1.10%	1.06%	1.07%	1.12%	1.07%

Total expenses after fees waived and paid indirectly	1.10%	1.06%	1.07%	1.12%	1.06%

Net investment income (loss)	0.62%	0.39%	0.51%	0.30%	(0.01)%

Supplemental Data
Net assets, end of year (000)	$198,816	$313,210	$293,272	$295,462	$406,230

Portfolio turnover rate	6%	5%	1%	3%	2%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	29

Financial Highlights (continued)	BlackRock Natural Resources Trust

	Investor B
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$67.31	$57.01	$50.82	$61.77	$47.05

Net investment loss[1]	(0.11)	(0.24)	(0.14)	(0.24)	(0.44)
Net realized and unrealized gain (loss)	(21.98)	11.01	6.33	(10.71)	15.16

Net increase (decrease) from investment operations	(22.09)	10.77	6.19	(10.95)	14.72

Distributions from:[2]
Net investment income	(0.05)	(0.03)	—	—	—
Net realized gain	(4.95)	(0.44)	—	—	—

Total distributions	(5.00)	(0.47)	—	—	—

Net asset value, end of year	$40.22	$67.31	$57.01	$50.82	$61.77

Total Return[3]
Based on net asset value	(33.41)%	19.01%	12.18%	(17.73)%	31.29%

Ratios to Average Net Assets
Total expenses	1.94%	1.88%	1.88%	1.89%	1.84%

Total expenses after fees waived and paid indirectly	1.94%	1.88%	1.88%	1.89%	1.83%

Net investment loss	(0.21)%	(0.39)%	(0.26)%	(0.46)%	(0.78)%

Supplemental Data
Net assets, end of year (000)	$1,468	$3,861	$5,970	$9,365	$18,036

Portfolio turnover rate	6%	5%	1%	3%	2%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

30	ANNUAL REPORT	JULY 31, 2015

Financial Highlights (concluded)	BlackRock Natural Resources Trust

	Investor C
	Year Ended July 31,
	2015	2014	2013	2012	2011

Per Share Operating Performance
Net asset value, beginning of year	$66.24	$56.13	$50.02	$60.81	$46.33

Net investment loss[1]	(0.08)	(0.24)	(0.15)	(0.24)	(0.45)
Net realized and unrealized gain (loss)	(21.62)	10.86	6.26	(10.55)	14.93

Net increase (decrease) from investment operations	(21.70)	10.62	6.11	(10.79)	14.48

Distributions from:[2]
Net investment income	(0.11)	(0.07)	—	—	—
Net realized gain	(4.95)	(0.44)	—	—	—

Total distributions	(5.06)	(0.51)	—	—	—

Net asset value, end of year	$39.48	$66.24	$56.13	$50.02	$60.81

Total Return[3]
Based on net asset value	(33.38)%	19.06%	12.22%	(17.74)%	31.25%

Ratios to Average Net Assets
Total expenses	1.88%	1.84%	1.86%	1.89%	1.85%

Total expenses after fees waived and paid indirectly	1.88%	1.84%	1.86%	1.89%	1.84%

Net investment loss	(0.16)%	(0.39)%	(0.27)%	(0.47)%	(0.80)%

Supplemental Data
Net assets, end of year (000)	$57,026	$92,811	$89,618	$98,585	$143,712

Portfolio turnover rate	6%	5%	1%	3%	2%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	JULY 31, 2015	31

Notes to Financial Statements

1. Organization:

BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Equity Dividend Fund	Equity Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Non-diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Service Shares are sold only to certain eligible investors. Investor B and C1 Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C and Investor C1 Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, each Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be

32	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

redesignated as a reduction of cost of the related investment and/or realized gain. Income expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Fair Value Inputs and Methodologies: The following methods (or “techniques”) and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

•	Investments in open-end registered investment companies are valued at net asset value each business day.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued

ANNUAL REPORT	JULY 31, 2015	33

Notes to Financial Statements (continued)

Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The fair value hierarchy for each Fund’s investments have been included in the Schedules of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: The Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral is returned by the Fund, on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of July 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

34	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

As of July 31, 2015, the Funds had no outstanding securities lending transactions.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

Equity Dividend

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56%
$10 Billion — $12 Billion	0.54%
$12 Billion — $17 Billion	0.52%
$17 Billion — $25 Billion	0.51%
$25 Billion — $30 Billion	0.50%
$30 Billion — $40 Billion	0.49%
Greater than $40 Billion	0.48%

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56%
$3 Billion — $5 Billion	0.54%
$5 Billion — $10 Billion	0.52%
Greater than $10 Billion	0.51%

Beginning June 1, 2015, the Manager voluntarily agreed to waive a portion of its investment advisory fees equal to the annual rate of 0.025% of Equity Dividend’s average daily net assets. This amount is included in fees waived by the Manager in the Statements of Operations. During the year ended July 31, 2015, the Fund waived $1,068,765 pursuant to this agreement.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investments in other affiliated investment companies, if any. For the year ended July 31, 2015, the amounts waived were as follows:

Equity Dividend	$459,202
Natural Resources	$8,780

For the year ended July 31, 2015, each Fund reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$300,939
Natural Resources	$4,633

ANNUAL REPORT	JULY 31, 2015	35

Notes to Financial Statements (continued)

The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Service	Investor A	Investor B	Investor C	Investor C1	Class R
Equity Dividend	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Natural Resources	—	0.25%	0.25%	0.25%	—	—

	Distribution Fees
	Investor B	Investor C	Investor C1	Class R
Equity Dividend	0.75%	0.75%	0.55%	0.25%
Natural Resources	0.75%	0.75%	—	—

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Service, Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended July 31, 2015, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C
Equity Dividend	$721,631	$22,982	$133
Natural Resources	$7	—	—

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended July 31, 2015, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor B	Investor C	Investor C1	Class R
Equity Dividend	$26,093	$842	$111,732	$1,621	$44,880	$67	$6,754
Natural Resources	$168	—	$10,618	$268	$2,728	—	—

For the year ended July 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

Investor A
Equity Dividend	$534,416
Natural Resources	$25,077

For the year ended July 31, 2015, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C	Investor C1
Equity Dividend	$155,861	$5,475	$276,099	$20
Natural Resources	$707	$1,196	$5,656	—

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

36	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, each Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, each Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended July 31, 2015, each Fund paid BIM the following amounts for securities lending agent services:

Equity Dividend	$58,796
Natural Resources	$1,900

Certain officers and/or trustees of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and trustees in the Statements of Operations.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the year ended July 31, 2015, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales
Equity Dividend	$52,915,091	—

6. Purchases and Sales:

For the year ended July 31, 2015, purchases and sales of investments, excluding short-term securities, were as follows:

	Equity Dividend	Natural Resources
Purchases	$6,820,475,206	$25,037,939
Sales	$13,962,474,303	$74,132,982

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four years ended July 31, 2015. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of July 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

ANNUAL REPORT	JULY 31, 2015	37

Notes to Financial Statements (continued)

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of July 31, 2015, the following permanent differences attributable to foreign currency transactions were reclassified to the following accounts:

	Equity Dividend	Natural Resources
Undistributed (distributions in excess of) net investment income	$(3,400,679)	$(22,832)
Undistributed net realized gain.	$3,400,679	$22,832

The tax character of distributions paid was as follows:

		Equity Dividend	Natural Resources
Ordinary income.	7/31/15	$467,365,818	$1,850,000
	7/31/14	545,679,496	1,250,316
Long-term capital gains.	7/31/15	1,225,329,201	33,845,845
	7/31/14	27,825,180	4,030,151

Total	7/31/15	$1,692,695,019	$35,695,845

	7/31/14	$573,504,676	$5,280,467

As of July 31, 2015, the tax components of accumulated net earnings were as follows:

	Equity Dividend	Natural Resources
Undistributed ordinary income	$73,537,144	$488,305
Undistributed long-term capital gains	2,328,572,172	19,071,915
Capital loss carryforwards	(2,236,734)	—
Net unrealized gains[1]	7,350,526,408	137,763,832

Total	$9,750,398,990	$157,324,052

[1]

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

As of July 31, 2015, Equity Dividend had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires July 31,	Equity Dividend[2]
2016	$745,578
2018	1,491,156

Total	$2,236,734

[2]	Subject to annual limitations.

During the year ended July 31, 2015, Equity Dividend utilized $745,578 of its capital loss carryforward.

As of July 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$17,607,453,158	$200,821,960

Gross unrealized appreciation	$7,564,127,814	$153,220,905
Gross unrealized depreciation	(213,580,274)	(15,457,011)

Net unrealized appreciation	$7,350,547,540	$137,763,894

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $2.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2016 unless extended or renewed. Prior to November 25, 2014, the aggregate

38	ANNUAL REPORT	JULY 31, 2015

Notes to Financial Statements (continued)

commitment amount was $1.1 billion, of which the Participating Funds, including the Funds, could borrow up to $650 million at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended July 31, 2015, the Funds did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations, including to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of July 31, 2015, Equity Dividend invested a significant portion of its assets in securities in the financial sector and Natural Resources invested a significant portion of its assets in securities in the energy sector. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended July 31, 2015		Year Ended July 31, 2014
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	150,542,047	$3,799,472,563	147,343,678	$3,521,851,750
Shares issued in reinvestment of distributions	35,750,615	867,028,966	11,869,985	283,300,140
Shares redeemed	(245,942,795)	(6,162,015,416)	(213,916,345)	(5,090,012,666)

Net decrease	(59,650,133)	$(1,495,513,887)	(54,702,682)	$(1,284,860,776)

Service
Shares sold	1,694,333	$42,499,306	2,308,812	$54,394,964
Shares issued in reinvestment of distributions	641,947	15,514,011	237,573	5,640,466
Shares redeemed	(10,321,493)	(257,189,203)	(4,886,527)	(115,541,944)

Net decrease	(7,985,213)	$(199,175,886)	(2,340,142)	$(55,506,514)

Investor A
Shares sold and automatic conversion of shares	45,319,512	$1,130,634,562	88,124,447	$2,087,322,892
Shares issued in reinvestment of distributions	19,858,082	480,440,735	8,106,705	192,878,657
Shares redeemed	(185,051,729)	(4,649,187,662)	(154,066,721)	(3,672,183,893)

Net decrease	(119,874,135)	$(3,038,112,365)	(57,835,569)	$(1,391,982,344)

Investor B
Shares sold	38,745	$975,695	64,535	$1,523,101
Shares issued in reinvestment of distributions	56,257	1,372,086	16,158	385,691
Shares redeemed and automatic conversion of shares	(631,788)	(15,867,217)	(639,078)	(15,369,223)

Net decrease	(536,786)	$(13,519,436)	(558,385)	$(13,460,431)

ANNUAL REPORT	JULY 31, 2015	39

Notes to Financial Statements (concluded)

	Year Ended July 31, 2015		Year Ended July 31, 2014
Equity Dividend (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	16,444,860	$400,121,789	26,804,308	$618,169,818
Shares issued in reinvestment of distributions	7,484,005	176,726,868	1,681,159	39,083,938
Shares redeemed	(29,779,931)	(724,822,345)	(25,599,704)	(596,764,819)

Net increase (decrease)	(5,851,066)	$(147,973,688)	2,885,763	$60,488,937

Investor C1
Shares sold	9,674	$235,528	18,489	$419,722
Shares issued in reinvestment of distributions	15,058	355,131	3,898	90,520
Shares redeemed	(41,126)	(1,003,280)	(50,874)	(1,172,742)

Net decrease	(16,394)	$(412,621)	(28,487)	$(662,500)

Class R
Shares sold	5,572,517	$139,716,200	8,692,666	$207,058,702
Shares issued in reinvestment of distributions	2,662,964	64,735,418	796,943	19,040,410
Shares redeemed	(17,268,215)	(432,467,306)	(13,952,535)	(335,222,274)

Net decrease	(9,032,734)	$(228,015,688)	(4,462,926)	$(109,123,162)

Total Net Decrease	(202,946,461)	$(5,122,723,571)	(117,042,428)	$(2,795,106,790)

	Year Ended July 31, 2015		Year Ended July 31, 2014
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	921,944	$56,784,343	827,152	$58,647,909
Shares issued in reinvestment of distributions	154,158	7,829,645	18,943	1,262,925
Shares redeemed	(1,200,856)	(72,339,932)	(681,574)	(48,707,962)

Net increase (decrease)	(124,754)	$(7,725,944)	164,521	$11,202,872

Investor A
Shares sold and automatic conversion of shares	1,522,285	$83,417,080	763,652	$53,551,195
Shares issued in reinvestment of distributions	359,923	17,754,674	42,825	2,783,600
Shares redeemed	(1,690,951)	(98,750,423)	(1,271,693)	(87,759,766)

Net increase (decrease)	191,257	$2,421,331	(465,216)	$(31,424,971)

Investor B
Shares sold	449	$20,608	982	$59,170
Shares issued in reinvestment of distributions	4,694	205,327	562	32,872
Shares redeemed and automatic conversion of shares	(25,991)	(1,347,381)	(48,915)	(2,987,696)

Net decrease	(20,848)	$(1,121,446)	(47,371)	$(2,895,654)

Investor C
Shares sold	370,600	$17,642,954	166,156	$10,178,391
Shares issued in reinvestment of distributions	142,304	6,107,564	12,305	708,772
Shares redeemed	(469,449)	(22,868,783)	(373,899)	(22,750,176)

Net increase (decrease)	43,455	$881,735	(195,438)	$(11,863,013)

Total Net Increase (Decrease)	89,110	$(5,544,324)	(543,504)	$(34,980,766)

11. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

40	ANNUAL REPORT	JULY 31, 2015

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust:

We have audited the accompanying statements of assets and liabilities of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust (collectively, the “Funds’’), including the schedules of investments, as of July 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2015, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust as of July 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

September 22, 2015

Important Tax Information (Unaudited)

The entire amount of the ordinary income distributions paid by both BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust during the fiscal year ended July 31, 2015 qualifies for the dividends received deduction for corporations and consists entirely of qualified dividend income for individuals.

Additionally, BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust distributed long-term capital gains of $1.087638 per share and $4.947994 per share, respectively, to shareholders of record on December 11, 2014.

ANNUAL REPORT	JULY 31, 2015	41

Disclosure of Investment Advisory Agreements

The Board of Trustees of BlackRock Equity Dividend Fund (the “Equity Dividend Fund”) and the Board of Trustees of BlackRock Natural Resources Trust (the “Natural Resources Trust,” together with the Equity Dividend Fund, the “Funds” and each, a “Fund”) met in person on April 14, 2015 (the “April Meeting”) and May 12-13, 2015 (the “May Meeting”) to consider the approval of each Fund’s investment advisory agreement (collectively, the “Advisory Agreements” or the “Agreements”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor. For simplicity: (a) the Board of Trustees of each Fund are referred to herein as the “Board,” and the members are referred to as “Board Members”; and (b) the shareholders of the Funds are referred to herein collectively as “shareholders.”

Activities and Composition of the Board

On the date of the April and May Meetings, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreements and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; administrative and shareholder services; the oversight of fund service providers; marketing services; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting new regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

The Board has engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. BlackRock also furnished information to the Board in response to specific questions. These questions covered issues such as: BlackRock’s profitability; investment performance; subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties); the viability of specific funds; fund size and manager capacity; BlackRock’s research capabilities; portfolio managers’ investments in funds they manage; funds’ portfolio risk targets; and management fee levels and breakpoints. The Board further discussed with BlackRock: BlackRock’s management structure; portfolio turnover, execution quality and use of soft dollars; BlackRock’s portfolio manager compensation and performance accountability; marketing support for the funds; services provided to the funds by BlackRock affiliates; and BlackRock’s oversight of relationships with third party service providers.

42	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreements. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1 and, for the Natural Resources Trust, a customized peer group selected by BlackRock and, for the Equity Dividend Fund, certain performance metrics; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund, each for a one-year term ending June 30, 2016. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance comparison as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with each Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

ANNUAL REPORT	JULY 31, 2015	43

Disclosure of Investment Advisory Agreements (continued)

and its affiliates provide each Fund with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Lipper category and, for the Natural Resources Trust, a customized peer group selected by BlackRock and, for the Equity Dividend Fund, certain performance metrics. The Board was provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review its methodology. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period or as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Equity Dividend Fund ranked in the third, fourth and third quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during these periods. The Board was informed that, among other things, underperformance was primarily generated by the Fund’s structural low beta combined with negative alpha from stock selection and sector allocation decisions. The Fund’s focus on dividend growth also proved to be a headwind as peer funds that focus on high dividend yield have generally performed well as investors have searched for yield in the low rate environment, and multiple expansion has subsequently occurred in bond-like sectors such as utilities and real estate investment trusts (REITs). The Board also noted a comparison of Equity Dividend Fund’s performance relative to certain other performance metrics that reflect the Equity Dividend Fund’s performance in light of its outcome-oriented objective. BlackRock believes that these additional performance metrics are appropriate given the Equity Dividend Fund’s objective.

BlackRock and the Board previously had concurred in making changes within the portfolio management team. Both BlackRock and the Board are hopeful that these changes will result in improved performance going forward, although there can be no assurance that will be the case. The Board will continue to monitor the Equity Dividend Fund’s performance.

The Board noted that for each of the one-, three- and five-year periods reported, the Natural Resources Trust ranked in the third, second and second quartiles, respectively, against its Customized Lipper Peer Group. BlackRock believes that the Customized Lipper Peer Group is an appropriate performance metric for the Natural Resources Trust. The Board and BlackRock reviewed and discussed the reasons for the Natural Resources Trust’s underperformance during the one-year period and the Board noted that they will monitor the Natural Resources Trust’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds.

44	ANNUAL REPORT	JULY 31, 2015

Disclosure of Investment Advisory Agreements (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2014 compared to available aggregate profitability data provided for the two prior years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of each Fund. The Board may periodically receive and review information from independent third parties as part of its annual evaluation. BlackRock retained an independent third party to evaluate its cost allocation methodologies in the context of BlackRock’s 1940 Act Fund business. The Board considered the results of that evaluation in connection with BlackRock’s profitability reporting. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Equity Dividend Fund’s contractual management fee rate ranked in the third quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Equity Dividend Fund’s Expense Peers. The Board determined that the Equity Dividend Fund’s contractual management fee rate was appropriate in light of the median contractual management fee rate paid by the Equity Dividend Fund’s Expense Peers. The Board additionally noted that the Equity Dividend Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Equity Dividend Fund increases above certain contractually specified levels. In addition, after discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a voluntary advisory fee waiver. The waiver became effective on June 1, 2015.

The Board noted that the Natural Resources Trust’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Natural Resources Trust’s Expense Peers. The Board also noted that the Natural Resources Trust has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Natural Resources Trust increases above certain contractually specified levels.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party

ANNUAL REPORT	JULY 31, 2015	45

Disclosure of Investment Advisory Agreements (concluded)

research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2016. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

46	ANNUAL REPORT	JULY 31, 2015

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	ACE Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Valerie G. Brown 1956	Trustee	Since 2015	Chief Executive Officer and Director, Cetera Financial Group (broker-dealer and registered investment adviser services) from 2010 to 2014; Director and Vice Chairman of the Board, Financial Services Institute (trade organization) from 2009 to 2014; Director and Committee Chair, Securities Industry and Financial Markets Association (trade organization) from 2006 to 2014.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (tele- communications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 1957	Trustee	Since 2007	Professor, Harvard University from 1993 to 2012.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Trustee	Since 2007	Chairman, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) since 2010; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None

ANNUAL REPORT	JULY 31, 2015	47

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Trustee[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[2] (concluded)
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc. (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit), since 2013.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None
[1] The address of each Trustee and Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]   Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Funds’ by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 75.

[3]   Date shown is the earliest date a person has served for the Funds. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trusts’ board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock since 2010; Global Head of BlackRock’s Retail and iShares businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present Trustee and President; 2010 to present Chief Executive Officer	Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	104 RICs consisting of 174 Portfolios	None

[4]   Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Funds based on their positions with BlackRock and its affiliates. Mr. Gabbay may be deemed an “interested person” of the Funds based on his former positions with BlackRock and its affiliates. Mr. Gabbay does not currently serve as an officer or employee of BlackRock or its affiliates or own any securities of BlackRock or the PNC Financial Services Group, Inc. Mr. Gabbay is a non-management Interested Trustee. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trusts’ by-laws or charter or statute, or until December 31 of the year in which they turn 72. Officers of the Trusts serve at the pleasure of the Board.

48	ANNUAL REPORT	JULY 31, 2015

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	2015 to present Trustee and President; 2010 to present Chief Executive Officer

Managing Director of BlackRock since 2009; Head of BlackRock Global Fund Services Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.

Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Funds serve at the pleasure of the Board.
Further information about the Trusts’ Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Trustees of each Trust.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Custodian State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

ANNUAL REPORT	JULY 31, 2015	49

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse line up of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

50	ANNUAL REPORT	JULY 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	JULY 31, 2015	51

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-7/15-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$30,038	$30,038	$0	$0	$13,107	$12,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,391,000	$2,555,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Natural Resources Trust	$13,107	$12,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,391,000 and $2,555,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	– Audit Committee of Listed Registrants – Not Applicable

Item 6	– Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Open-End and ETF Proxy Voting Policy

(a)(5) – Global Corporate Governance and Engagement Principles

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Natural Resources Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 1, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Natural Resources Trust

Date: October 1, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Natural Resources Trust

Date: October 1, 2015